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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                      __________


                                       FORM 8-K


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)  DECEMBER 1, 1997



                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)


            MARYLAND                    1-13232                84-1259577
-------------------------------       ------------         -------------------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        File Number)         Identification No.)



1873 SOUTH BELLAIRE STREET, SUITE 1700, DENVER, CO             80222-4348
--------------------------------------------------             ----------
   (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code   (303) 757-8101


                                     NOT APPLICABLE
            -------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 1, 1997, AIMCO Properties, L.P. ("Properties"), a Delaware limited partnership and a subsidiary limited partnership of Apartment Investment and Management Company, a Maryland corporation (the "Company"), purchased the property known as Foxchase Apartments ("Foxchase") from First Alexandria Associates Limited Partnership, a Virginia limited partnership ("First Alexandria"). Foxchase is a 2,113 unit apartment complex located at 4447 Duke Street, Alexandria, Virginia. The purchase price for Foxchase (the "Purchase Price") was approximately $110.3 million of which approximately $70.0 million was mortgage debt on Foxchase which was assumed by Properties and the remainder of the Purchase Price (after deducting closing costs and a 10% sales commission payable to the general partner pursuant to the purchase agreements executed in the original syndication of First Alexandria limited partnership units) was paid in units of limited partnership interest in Properties ("OP Units").

         The Purchase Price was determined based on an independent Member Appraisal Institute appraisal (the "Appraisal") of Foxchase. The appraiser calculated the estimated value of Foxchase using the cost approach, direct sales comparison approach and the income approach. The cost approach resulted in an estimated market value of $105.4 million; the direct sales comparison approach resulted in an estimated market value of $117.0 million; and the income approach, the approach used most often in commercial transactions, resulting in an estimated market value of $110.0 million. The appraiser concluded that the market value of Foxchase was $110.0 million.

         First Alexandria is a limited partnership formed for the purpose of purchasing and developing Foxchase. The National Housing Partnership, a District of Columbia limited partnership ("NHP-LP"), is the General Partner of First Alexandria. On June 3, 1997, the Company acquired NHP Partners, Inc., a Delaware corporation ("NHP Partners"), which was formerly affiliated with NHP Incorporated, a Delaware corporation ("NHP"). NHP Partners directly and indirectly owned interests in various partnerships, including First Alexandria, which are managed by NHP. As a result of this acquisition, NHP Partners became a subsidiary of the Company and NHP-LP became an affiliate of Properties. Previously, on May 5, 1997, the Company acquired 51.3% of the outstanding common stock of NHP, which managed Foxchase.

         On August 12, 1997, Properties commenced a tender offer for any and all outstanding units of limited partnership of First Alexandria. By mid-November 1997, limited partners holding approximately 53.17% of the limited partner interests tendered their units; such interests were purchased for cash and OP Units valued at approximately $18.27 million in the aggregate. Following consummation of the tender offer, NHP-LP (as general partner) and Properties (as majority limited partner) caused First Alexandria to sell Foxchase to Properties as of December 1, 1997.


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         Subsequently, on December 8, 1997, the Company acquired the remaining
48.7% of the outstanding common stock of NHP in a merger transaction and thus NHP is currently a wholly-owned subsidiary of the Company.

Item 5.  OTHER EVENTS

         As a result of a tender offer commenced on June 27, 1997 and continuing through mid-November 1997, Properties acquired approximately 53.95% of the limited partner interests in Country Lakes Associates Two ("Country Lakes"). Country Lakes is a limited partnership formed to purchase the multi-family housing project known as The Greens of Naperville, Naperville, Illinois. The units of limited partnership interest were purchased for cash and OP Units valued at approximately $521,000 in the aggregate. Properties used cash on hand to fund the cash portion of the purchase price. A subsidiary of NHP Partners is the general partner of Country Lakes and thus a subsidiary of the Company and an affiliate of Properties.

         As a result of a tender offer commenced on June 30, 1997 and continuing through mid-November 1997, Properties acquired approximately 61.88% of the limited partner interests in Point West Limited Partnership ("Point West"). Point West is a limited partnership formed to purchase the multi-family housing project known as Point West Apartments, Lenexa, Kansas. The units of limited partnership interest were purchased for cash and OP Units valued at approximately $379,000 in the aggregate. Properties used cash on hand to fund the cash portion of the purchase price. A subsidiary of NHP Partners is the general partner of Point West and thus a subsidiary of the Company and an affiliate of Properties.

         As a result of a tender offer commenced on June 30, 1997 and continuing through mid-November 1997, Properties acquired approximately 72.05% of the limited partner interests in The Oak Park Partnership ("Oak Park"). Oak Park is a limited partnership formed to purchase the multi-family housing project known as 100 Forest Place Apartments, Oak Park, Illinois.
The units of limited partnership interest were purchased for cash and OP Units valued at approximately $3.35 million in the aggregate. Properties used cash on hand to fund the cash portion of the purchase price. A subsidiary of NHP Partners is the general partner of Oak Park and thus a subsidiary of the Company and an affiliate of Properties.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Businesses Acquired

          Financial Statement and Independent Auditors' Report for First Alexandria Associates Limited Partnership, for the Years Ended December 31, 1996, 1995 and 1994 (included as Exhibit 99.3 to this Report and incorporated herein by this reference).


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          Financial Statement and Independent Auditors' Report for Country
Lakes Associates Two, for the Years Ended December 31, 1996, 1995 and 1994 (included as Exhibit 99.4 to this Report and incorporated herein by this reference).

          Financial Statement and Independent Auditors' Report for Point West Limited Partnership, for the Years Ended December 31, 1996, 1995 and 1994 (included as Exhibit 99.5 to this Report).

          Statements of Revenues and Certain Expenses for The Oak Park Partnership, for the Years Ended December 31, 1996, 1995 and 1994 (included as Exhibit 99.6 to this Report and incorporated herein by this reference).

(b) Pro Forma Financial Information

         The required pro forma financial information is included as Exhibit
99.2 to this Report and incorporated herein by this reference.

(c) Exhibits

         The following exhibits are filed with this report:

Exhibit
Number    Description
-------   -----------
12.1      Calculation of Ratio of Earnings to Fixed Charges.

12.2 Calculation of Earnings to Combined Fixed Charges and Preferred Stock Dividends.

23.1      Consent of Reznick Fedder & Silverman.

23.2      Consent of Deloitte & Touche LLP.

23.3      Consent of Warady & Davis LLP.

99.1 Acquisition and Contribution Agreement and Joint Escrow Instructions, dated December 1, 1997, by and between AIMCO Properties, L.P., as Transferee, and First Alexandria Associates Limited Partnership, as Transferor.

99.2 Pro Forma Financial Information of Apartment Investment and Management Company.


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99.3      Financial Statement and Independent Auditors' Report for First
          Alexandria Associates Limited Partnership, for the Years Ended December 31, 1996, 1995 and 1994.

99.4 Financial Statement and Independent Auditors' Report for Country Lakes Associates Two, for the Years Ended December 31, 1996, 1995 and 1994.

99.5 Financial Statement and Independent Auditors' Report for Point West Limited Partnership, for the Years Ended December 31, 1996, 1995 and 1994.

99.6 Statements of Revenues and Certain Expenses for The Oak Park Partnership, for the Years Ended December 31, 1996, 1995 and 1994.

                              *     *     *     *     *











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                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       APARTMENT INVESTMENT AND
                                       MANAGEMENT COMPANY



Date:  December 15, 1997               By:
                                          ------------------------------------
                                          Troy D. Butts
                                          Senior Vice President and Chief
                                          Financial Officer














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                     EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K



Exhibit
Number    Description
-------   -----------
12.1      Calculation of Ratio of Earnings to Fixed Charges.

12.2 Calculation of Earnings to Combined Fixed Charges and Preferred Stock Dividends.

23.1      Consent of Reznick Fedder & Silverman.

23.2      Consent of Deloitte & Touche LLP.

23.3      Consent of Warady & Davis LLP.

99.1 Acquisition and Contribution Agreement and Joint Escrow Instructions, dated December 1, 1997, by and between AIMCO Properties, L.P., as Transferee, and First Alexandria Associates Limited Partnership, as Transferor.

99.2 Pro Forma Financial Information of Apartment Investment and Management Company.

99.3 Financial Statement and Independent Auditors' Report for First Alexandria Associates Limited Partnership, for the Years Ended December 31, 1996, 1995 and 1994.

99.4 Financial Statement and Independent Auditors' Report for Country Lakes Associates Two, for the Years Ended December 31, 1996, 1995 and 1994.

99.5 Financial Statement and Independent Auditors' Report for Point West Limited Partnership, for the Years Ended December 31, 1996, 1995 and 1994.

99.6 Statements of Revenues and Certain Expenses for The Oak Park Partnership, for the Years Ended December 31, 1996, 1995 and 1994.